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              SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C. 20549


                           FORM 8-K
                        CURRENT REPORT

            Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): January 5, 1998

     SOUTHERN NEW ENGLAND TELECOMMUNICATIONS CORPORATION
    (Exact name of registrant as specified in its charter)


         CONNECTICUT                 1-9157                06-1157778
(State or other jurisdiction (Commission File Number)    (IRS Employer
      of incorporation)                                Identification No.)


          227 Church Street                                 06510
           New Haven, CT                                  (Zip Code)
(address of principal executive offices)

 Registrant's telephone number, including area code: (203) 771-5200

                             N/A
 (Former name or former address, if changed since last report)




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Item 5. Other Events

          Southern New England Telecommunications
Corporation, a Connecticut corporation (the "Company") has entered into an Agreement and Plan of Merger dated as of January 4, 1998 (the "Merger Agreement"), among SBC Communications Inc., a Delaware corporation ("SBC"), SBC
(CT), Inc., a wholly-owned subsidiary of SBC ("Merger Sub"), and the Company. Pursuant to and subject to the terms and conditions of the Merger Agreement, Merger Sub will be merged with and into the Company and each share of Company common stock will be converted into 0.8784 shares of SBC common stock (the "Merger"). Based on the January 2, 1998 closing price for SBC common stock of $74.9375 per share, this represents a value of approximately $65.83 for each share of Company common stock.

          The Merger is subject to termination or expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, and to necessary approvals by state utility commissions, approval by Company shareholders and certain other conditions.

          In connection with the Merger, the Company and SBC have entered into a Stock Option Agreement dated as of January 4, 1998 (the "Stock Option Agreement"), pursuant to which the Company has granted SBC the option to purchase up to 19.9% of the Company's outstanding common stock. The Company has also entered into an Amendment dated as of January 4, 1998 (the "Rights Amendment") to its Rights Agreement dated as of December 11, 1996 between the Company and State Street Bank and Trust Company.

          On January 5, 1998, the Company and SBC issued a press release (the "Press Release") concerning the Merger and the execution of the Merger Agreement.

          The foregoing description of the Merger and related transactions does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, the Stock Option Agreement, the Rights Amendment and the Press Release, which are attached hereto and incorporated herein by reference.



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Item 7. Financial Statement and Exhibits.

(c) Exhibits.


Exhibit No.      Description

2.1              Agreement and Plan of Merger dated as
                 of January 4, 1998, among Southern New
                 England Telecommunications
                 Corporation, SBC Communications Inc.
                 and SBC (CT), Inc.

4.1              Stock Option Agreement, dated as of
                 January 4, 1998, among Southern New
                 England Telecommunications
                 Corporation, SBC Communications Inc.
                 and SBC (CT), Inc.

4.2              Amendment dated as of January 4, 1998,
                 to the Rights Agreement dated as of
                 December 11, 1996, between Southern
                 New England  Telecommunications
                 Corporation and State Street Bank and
                 Trust Company.

99.1             Press Release dated January 5, 1998.

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                          SIGNATURES

          Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 5, 1998      SOUTHERN NEW ENGLAND
                            TELECOMMUNICATIONS CORPORATION
                            (Registrant)

                            By: /s/ Madelyn M. DeMatteo
                               -----------------------------
                            Name:  Madelyn M. DeMatteo
                            Title: Senior Vice President, General Counsel
                                   and Secretary






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                                                            5

                        EXHIBIT INDEX


         The following exhibits are filed herewith:


Exhibit No.      Description

2.1              Agreement and Plan of Merger, dated as
                 of January 4, 1998, among Southern New
                 England Telecommunications
                 Corporation, SBC Communications Inc.
                 and SBC (CT), Inc.

4.1              Stock Option Agreement, dated as of
                 January 4, 1998, among Southern New
                 England Telecommunications
                 Corporation, SBC Communications Inc.
                 and SBC (CT), Inc.

4.2              Amendment dated as of January 4, 1998,
                 to the Rights Agreement dated as of
                 December 11, 1996, between Southern
                 New England Telecommunications
                 Corporation and State Street Bank and
                 Trust Company.

99.1             Press Release dated January 5, 1998.